Provisions	6 Months Ended
Jun. 30, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

11	Provisions

	Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m
Provisions (excluding contractual commitments)
At 31 Dec 2020	671	756	858	305	2,590
Additions	158	61	92	100	411
Amounts utilised	(273)	(149)	(298)	(28)	(748)
Unused amounts reversed	(72)	(14)	(93)	(43)	(222)
Exchange and other movements	45	(27)	10	(29)	(1)
At 30 Jun 2021	529	627	569	305	2,030
Contractual commitments[1]
At 31 Dec 2020					1,088
Net change in expected credit loss provision and other movements					(304)
At 30 Jun 2021					784
Total provisions
At 31 Dec 2020					3,678
At 30 Jun 2021					2,814
1    Contractual commitments include the provision for contingent liabilities measured under IFRS 9 ‘Financial Instruments’ in respect of financial guarantees and the expected credit loss provision on off-balance sheet guarantees and commitments.
Further details of ‘Legal proceedings and regulatory matters’ are set out in Note 13. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim); or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. ‘Regulatory matters’ refers to investigations, reviews and other actions carried out by, or in response to, the actions of regulators or law enforcement agencies in connection with alleged wrongdoing by HSBC.
Customer remediation refers to HSBC’s activities to compensate customers for losses or damages associated with a failure to comply with regulations or to treat customers fairly. Customer remediation is often initiated by HSBC in response to customer complaints and/or industry developments in sales practices, and is not necessarily initiated by regulatory action. Further details of customer remediation are set out in this note.
At 30 June 2021, $278m (31 December 2020: $334m) of the customer remediation provision related to the estimated liability for redress in respect of the possible mis-selling of payment protection insurance (‘PPI’) policies in previous years. Payments totalling $74m were made during the first six months of 2021, and the provision was increased by $18m.
At 30 June 2021, a provision of $124m (31 December 2020: $308m) was held relating to the liability for redress payable to customers following a review of collections and recoveries practices in the UK. During the first six months of 2021, redress payments and incurred operating costs totalled $157m, in addition to a net release of $27m of provision. This release takes account of the impact of the estimated cost of redress of the actual number of customers impacted and cost of redress paid.
For further details of the impact of IFRS 9 on undrawn loan commitments and financial guarantees, presented in ‘Contractual commitments’, see Note 12. Further analysis of the movement in the expected credit loss provision is disclosed within the 'Reconciliation of allowances for loans and advances to banks and customers including loan commitments and financial guarantees' table on page 71.